Phoenix Series Fund
                     Supplement dated February 27, 1998 to
                       Prospectus dated February 27, 1998

Introduction
The following sentence should be inserted as the last sentence in the first paragraph under the heading "Purchase of Shares" located on page 4 of the Prospectus.

        Class M Shares are currently closed to new investors.